Exhibit 99.1

WESTERN ASSET MORTGAGE CAPITAL CORPORATION
ANNOUNCES SECOND QUARTER 2023 RESULTS

Conference Call and Webcast Scheduled for Tomorrow, August 9, 2023 at
12:00 p.m. Eastern Time/9:00 a.m. Pacific Time

Pasadena, CA, August 8, 2023 – Western Asset Mortgage Capital Corporation (the “Company,” “we,” or “WMC”) (NYSE: WMC) today reported its results for the second quarter ended June 30, 2023.

BUSINESS UPDATE
The Company continues to execute on its business strategy to take actions to strengthen its balance sheet:
•For the three months ended June 30, 2023:
◦the Company received $28.4 million from the sale or repayment of Residential Whole Loans and Non-Agency RMBS;
◦the Company received $1.1 million from the repayment or paydown of Commercial Whole Loans, Non-Agency CMBS, and Other Securities; and
◦the Company received $8.7 million in proceeds from the sale of Other Securities.
•Subsequent to quarter end, the Company replaced an existing short-term repurchase financing facility facing Credit Suisse AG (UBS) with a new two-year term, $65 million fixed rate, non-mark-to-market securitized funding vehicle. As a result, the Company no longer has any financing arrangements with Credit Suisse AG (UBS) as a counterparty.

SECOND QUARTER 2023 FINANCIAL RESULTS
The rising and volatile interest rate environment negatively impacted our second quarter GAAP financial results. Key measures for the quarter were as follows:

▪GAAP book value per share was $14.69 at June 30, 2023.

▪Economic book value(1) per share of $18.54 at June 30, 2023.

▪GAAP net loss attributable to common shareholders and participating securities of $8.6 million, or $1.44 per share.

▪Distributable Earnings(1) of $1.3 million, or $0.22 per basic and diluted share.

▪Economic return(1)(2) on book value was negative 8.6% for the quarter.

▪Economic return(1)(2) on economic book value was 7.7% for the quarter.

▪1.2% annualized net interest margin(1)(3)(4) on our investment portfolio.

▪2.6x recourse leverage as of June 30, 2023.

▪On June 21, 2023, we declared a second quarter common dividend of $0.35 per share.

(1) Non-GAAP measure. Refer to pages 15 through 18 of this press release for reconciliations.
(2) Economic return is calculated by taking the sum of: (i) the total dividends declared and (ii) the change in book value during the period, divided by beginning book value.
(3) Includes interest-only securities accounted for as derivatives.
(4) Excludes the consolidation of VIE trusts required under GAAP.

OPERATING RESULTS

The below table reflects a summary of our operating results:

	For the Three Months Ended
	June 30, 2023	March 31, 2023
GAAP Results	($ in thousands)
Net Interest Income	$4,010	$4,355
Other Income (Loss):
Realized gain (loss), net	(1,099)	(82,818)
Unrealized gain (loss), net	(6,854)	90,316
Gain (loss) on derivative instruments, net	1,014	(950)
Other, net	186	57
Other Income (Loss)	(6,753)	6,605
Total Expenses	5,899	4,380
Income (loss) before income taxes	(8,642)	6,581
Income tax provision (benefit)	(12)	12
Net income (loss)	$(8,630)	$6,569
Net income (loss) attributable to non-controlling interest	3	1
Net income (loss) attributable to common stockholders and participating securities	$(8,633)	$6,568

Net income (loss) per Common Share – Basic/Diluted	$(1.44)	$1.07
Non-GAAP Results
Distributable Earnings(1)	$1,328	$2,174
Distributable Earnings per Common Share – Basic/Diluted	$0.22	$0.36
Weighted average yield(2)(3)	5.20%	5.29%
Effective cost of funds(3)	4.58%	4.31%
Annualized net interest margin(2)(3)	1.20%	1.39%

(1) For a reconciliation of GAAP Income to Distributable Earnings, refer to page 15 of this press release.
(2) Includes interest-only securities accounted for as derivatives.
(3) Excludes the consolidation of VIE trusts required under GAAP.

MANAGEMENT COMMENTARY
“During the second quarter, we remained focused on strengthening our balance sheet and increasing our liquidity,” said Bonnie Wongtrakool, Chief Executive Officer of the Company. “Our second quarter results declined sequentially from the first quarter, driven by lower earnings and reduced prices across portions of our portfolio as rates rose. We also received approximately $38.1 million from the sale of, repayment or paydowns of investments and used the majority of these proceeds to further reduce recourse debt.”

“For the second quarter, our GAAP book value per share decreased 10.8% from the prior quarter, while economic book value per share increased 5.7%. We generated lower net interest income during the quarter, driven by a lower net interest margin and lower income from our interest rate swap positions, while our operating expenses increased sequentially from the prior quarter, primarily due to one-time expenses related to our strategic review process. Consequently, our distributable earnings of $1.3 million, or $0.22 per share, in the second quarter, were down $846 thousand, or 38.9%, from the first quarter.”

Greg Handler, Chief Investment Officer of the Company, added, “We remained focused on maximizing the value of our portfolio and increasing our total liquidity. During the quarter, we received payoffs in our residential whole loan and exited some of our non-agency investments. A combination of higher interest rates and spread widening in commercial mortgages put pressure on the GAAP value of our residential whole loan portfolio and some of our commercial assets. We continue to focus on monetizing our commercial holdings in a disciplined manner with the goal of strengthening our balance sheet and improving our liquidity.”

INVESTMENT PORTFOLIO

Investment Activity

As of June 30, 2023, the Company owned an aggregate investment portfolio with a fair market value totaling $2.2 billion. The following table summarizes certain characteristics of our portfolio by investment category as of June 30, 2023 (dollars in thousands):

	Balance at		Loan Modification/Capitalized Interest	Principal Payments and Basis Recovery	Proceeds from Sales	Transfers to REO	Realized Gain/(Loss)	Unrealized Gain/(loss)	Premium and discount amortization, net	Balance at
Investment Type	December 31, 2022	Purchases								June 30, 2023
Agency RMBS and Agency RMBS IOs	$767	$—	N/A	$4	$—	N/A	$—	$67	$—	$838
Non-Agency RMBS	23,687	—	N/A	(264)	—	N/A	(48)	128	(139)	23,364
Non-Agency CMBS	85,435	—	N/A	(20,559)	—	N/A	(1,239)	(4,970)	655	59,322
Other securities(1)	27,262	4,714	N/A	—	(15,324)	N/A	(1,379)	1,543	(201)	16,615
Total MBS and other securities	137,151	4,714	N/A	(20,819)	(15,324)	N/A	(2,666)	(3,232)	315	100,139
Residential Whole Loans	1,091,145	—	41	(58,792)	—	—	—	6,444	(1,457)	1,037,381
Residential Bridge Loans	2,849	—	—	(75)	—	—	—	8	—	2,782
Commercial Loans	90,002	—	—	(1,680)	(8,776)	—	(81,223)	80,417	66	78,806
Securitized commercial loans	1,085,103	—	—	—	—	—	—	(74,050)	14,268	1,025,321
Real Estate Owned	2,255	—	N/A	—	28	—	(28)	—	N/A	2,255
Total Investments	$2,408,505	$4,714	$41	$(81,366)	$(24,072)	$—	$(83,917)	$9,587	$13,192	$2,246,684

(1) At June 30, 2023 other securities include GSE Credit Risk Transfer Securities with an estimated fair value of $15.4 million and Student Loan ABS with a fair value of $1.2 million.

Portfolio Characteristics

Residential Real Estate Investments

The Company's focus on residential real estate related investments includes but is not limited to non-qualified residential whole loans ("Non-QM Loans"), non-agency RMBS, and other related assets. The Company believes this focus allows it to address attractive market opportunities.

Residential Whole Loans

The Company's Residential Whole Loans have low LTV's and are comprised of 2,824 adjustable and fixed rate Non-QM and investor mortgages. The following table presents certain information about our Residential Whole Loans investment portfolio at June 30, 2023 (dollars in thousands):

			Weighted Average
Current Coupon Rate	Number of Loans	Principal Balance	Original LTV	Original FICO Score(1)	Expected Life (years)	Contractual Maturity (years)	Coupon Rate
2.01% – 3.00%	39	$22,018	66.3%	758	8.9	27.8	2.9%
3.01% – 4.00%	366	200,548	66.9%	760	7.5	28.3	3.7%
4.01% – 5.00%	1,236	417,820	64.5%	750	5.7	25.7	4.6%
5.01% – 6.00%	875	347,001	65.5%	742	4.8	26.2	5.5%
6.01% – 7.00%	282	110,986	68.1%	742	3.6	27.2	6.4%
7.01% - 8.00%	25	8,173	68.3%	735	3.4	26.5	7.4%
Total	2,824	1,106,551	65.7%	749	5.5	26.5	4.9%

(1) The original FICO score is not available for 219 loans with a principal balance of approximately $69.4 million at June 30, 2023. We have excluded these loans from the weighted average.

The following table presents the aging of the Residential Whole Loans as of June 30, 2023 (dollars in thousands):

	Residential Whole Loans
	No of Loans	Principal	Fair Value
Current	2,779	$1,082,536	$1,014,645
1-30 days	20	10,339	9,984
31-60 days	10	4,546	4,231
61-90 days	—	—	—
90+ days	15	9,130	8,521
Total	2,824	$1,106,551	$1,037,381
Non-Agency RMBS

The following table presents the fair value and weighted average purchase price for each of our Non-agency RMBS categories, including IOs accounted for as derivatives, together with certain of their respective underlying loan collateral attributes and current performance metrics as of June 30, 2023 (fair value dollars in thousands):

		Weighted Average
Category	Fair Value	Purchase Price	Life (Years)	Original LTV	Original FICO	60+ Day Delinquent	CPR
Prime	$11,770	$81.81	11.6	67.6%	747	1.0%	16.8%
Alt-A	11,594	48.30	18.5	81.3%	661	17.5%	6.0%
Total	$23,364	$65.18	15.0	74.4%	704	9.2%	11.4%

Commercial Real Estate Investments

Non-Agency CMBS

The following table presents certain characteristics of our Non-Agency CMBS portfolio as of June 30, 2023 (dollars in thousands):

		Principal		Weighted Average
Type	Vintage	Balance	Fair Value	Life (Years)	Original LTV
Conduit:
	2006-2009	$68	$66	0.6	88.7%
	2010-2020	14,982	10,085	5.6	62.6%
		15,050	10,151	5.5	62.8%
Single Asset:
	2010-2020	73,609	49,171	1.6	66.1%
Total		$88,659	$59,322	2.3	65.5%

Commercial Loans

The following table presents our commercial loan investments as of June 30, 2023 (dollars in thousands):

Loan	Loan Type	Principal Balance	Fair Value	Original LTV	Interest Rate	Maturity Date	Extension Option	Collateral	Geographic Location
CRE 4	Interest-Only First Mortgage	22,204	22,053	63%	1-Month SOFR plus 3.38%	8/6/2025(1)	None	Retail	CT
CRE 5	Interest-Only First Mortgage	24,535	23,993	62%	1-Month SOFR plus 4.95%	11/6/2023(2)	One - 12 month extension	Hotel	NY
CRE 6	Interest-Only First Mortgage	13,207	12,914	62%	1-Month SOFR plus 4.95%	11/6/2023(2)	One - 12 month extension	Hotel	CA
CRE 7	Interest-Only First Mortgage	7,259	7,099	62%	1-Month SOFR plus 4.95%	11/6/2023(2)	One - 12 month extension	Hotel	IL, FL
SBC 3(3)	Interest-Only First Mortgage	12,750	12,747	49%	1-Month SOFR plus 5.50%	8/4/2023	One - 3 month extension	Nursing Facilities	CT
		$79,955	$78,806

(1) In August 2022, CRE 4 was extended three years through August 6, 2025, with a principal pay down of $16.2 million.
(2) In November 2022, CRE 5, 6, and 7 were each extended for one year through November 6, 2023.
(3) In January 2023, the SBC 3 loan was partially paid down by $862 thousand to bring the unpaid principal balance to $13.5 million, the maturity date was extended through May 5, 2023 for a 50 bps extension fee and the margin was increased from 4.47% to 5.00%. In May 2023, the SBC 3 loan was partially paid down by $750 thousand to bring the unpaid principal to $12.8 million, the maturity date was extended through August 4, 2023, and the margin was increased from 5.00% to 5.50%. In July 2023, the SBC 3 loan was partially paid down by $250 thousand to bring the unpaid principal balance to $12.5 million, and the maturity date was extended to October 4, 2023 for a 25 bps extension fee. The borrower under this loan may, at its option, extend the October 4, 2023 maturity date for an additional period of three months through December 31, 2023, with an additional required paydown of $250 thousand and a 25 bps extension fee.

PORTFOLIO FINANCING AND HEDGING

Financing

The following table sets forth additional information regarding the Company’s portfolio financing arrangements as of June 30, 2023 (dollars in thousands):

Securities Pledged	Repurchase Agreement Borrowings	Weighted Average Interest Rate on Borrowings Outstanding at end of period	Weighted Average Remaining Maturity (days)
Short-Term Borrowings:
Agency RMBS	$274	5.84%	32
Non-Agency RMBS(1)	35,105	8.24%	25
Residential Whole Loans(2)	—	—%	0
Residential Bridge Loans(2)	—	—%	0
Commercial Loans(2)	—	—%	0
Other Securities	—	—%	0
Total short term borrowings	35,379	8.22%	25
Long Term Borrowings:
Non-Agency CMBS and Non-Agency RMBS Facility
Non-Agency CMBS(1)	36,720	7.61%	307
Non-Agency RMBS	14,467	7.60%	307
Other Securities	8,861	7.94%	307
Subtotal	60,048	7.65%	307
Residential Whole Loan Facility
Residential Whole Loans(2)	4,401	7.32%	117
Commercial Whole Loan Facility
Commercial Loans	48,032	7.32%	126
Total long term borrowings	112,481	7.50%	222
Repurchase agreements borrowings	$147,860	7.67%	175

(1) Includes repurchase agreement borrowings on securities eliminated upon VIE consolidation.
(2) Repurchase agreement borrowings on loans owned are through trust certificates. The trust certificates are eliminated in consolidation.

Residential Whole Loan Facility

The facility finances non-securitized, Non-QM Residential Whole Loans. It matures on October 25, 2023 and bears interest at a rate of SOFR plus 2.25%, with a SOFR floor of 0.25%. As of June 30, 2023, the Company had outstanding borrowings of $4.4 million. The borrowings are secured by $3.4 million in non-QM loans and one REO property with a carrying value of $2.3 million as of June 30, 2023.

Non-Agency CMBS and Non-Agency RMBS Facility

The facility started on May 2, 2023 and matures in May 2024. It bears interest at a weighted average rate of SOFR plus 2.5%. As of June 30, 2023, the outstanding balance under this facility was $60.0 million. The borrowings are secured by investments with an estimated fair market value of $95.0 million as of June 30, 2023.

Commercial Whole Loan Facility

The facility matures on November 3, 2023 and bears interest at a rate of SOFR plus 2.25%. As of June 30, 2023, the outstanding balance under this facility was $48.0 million. The borrowings are secured by performing commercial loans, with an estimated fair market value of $66.1 million as of June 30, 2023.

Convertible Senior Unsecured Notes

6.75% Convertible Senior Unsecured Notes due 2024 (the “2024 Notes”)

As of June 30, 2023, the Company had $86.3 million aggregate principal amount of the 2024 Notes outstanding. The 2024 Notes mature on September 15, 2024, unless earlier converted, redeemed or repurchased by the holders pursuant to their terms, and are not redeemable by us except during the final three months prior to maturity.

Residential Mortgage-Backed Notes

As of June 30, 2023, the Company has completed four Residential Whole Loan securitizations. The mortgage-backed notes issued are non-recourse to the Company and effectively finance $1.0 billion of Residential Whole Loans as of June 30, 2023.

Arroyo 2019-2

The following table summarizes the residential mortgage-backed notes issued by the Company's Arroyo 2019-2 securitization trust at June 30, 2023 (dollars in thousands):

Classes	Principal Balance	Coupon	Carrying Value	Contractual Maturity
Offered Notes:
Class A-1	$152,658	3.3%	$152,658	4/25/2049
Class A-2	8,187	3.5%	8,187	4/25/2049
Class A-3	12,971	3.8%	12,971	4/25/2049
Class M-1	25,055	4.8%	25,055	4/25/2049
	198,871		198,871
Less: Unamortized Deferred Financing Cost	N/A		2,159
Total	$198,871		$196,712

The Company retained the subordinate bonds and these bonds had a fair market value of $40.9 million at June 30, 2023. The retained Arroyo 2019-2 subordinate bonds are eliminated in consolidation.

Arroyo 2020-1

The following table summarizes the residential mortgage-backed notes issued by the Company's Arroyo 2020-1 securitization trust at June 30, 2023 (dollars in thousands):

Classes	Principal Balance	Coupon	Carrying Value	Contractual Maturity
Offered Notes:
Class A-1A	$68,514	1.7%	$68,514	3/25/2055
Class A-1B	8,130	2.1%	8,130	3/25/2055
Class A-2	13,518	2.9%	13,518	3/25/2055
Class A-3	17,963	3.3%	17,963	3/25/2055
Class M-1	11,739	4.3%	11,739	3/25/2055
Subtotal	119,864		119,864
Less: Unamortized Deferred Financing Costs	N/A		1,299
Total	$119,864		$118,565

The Company retained the subordinate bonds and these bonds had a fair market value of $26.9 million at June 30, 2023. The retained Arroyo 2020-1 subordinate bonds are eliminated in consolidation.

Arroyo 2022-1

The following table summarizes the residential mortgage-backed notes issued by the Company's Arroyo 2022-1 securitization trust at June 30, 2023 (dollars in thousands):

Classes	Principal Balance	Coupon	Fair Value	Contractual Maturity
Offered Notes:
Class A-1A	$202,556	2.5%	$182,262	12/25/2056
Class A-1B	82,942	3.3%	73,725	12/25/2056
Class A-2	21,168	3.6%	17,292	12/25/2056
Class A-3	28,079	3.7%	22,186	12/25/2056
Class M-1	17,928	3.7%	12,780	12/25/2056
Total	$352,673		$308,245

The Company retained the subordinate bonds and these bonds had a fair market value of $36.3 million at June 30, 2023. The retained Arroyo 2022-1 subordinate bonds are eliminated in consolidation.

Arroyo 2022-2

The following table summarizes the residential mortgage-backed notes issued by the Company's Arroyo 2022-2 securitization trust at June 30, 2023 (dollars in thousands):

Classes	Principal Balance	Coupon	Fair Value	Contractual Maturity
Offered Notes:
Class A-1	$250,394	5.0%	$242,542	7/25/2057
Class A-2	21,314	5.0%	20,239	7/25/2057
Class A-3	25,972	5.0%	24,613	7/25/2057
Class M-1	17,694	5.0%	14,680	7/25/2057
Subtotal	315,374		302,074
Less: Unamortized Deferred Financing Costs	N/A		—
Total	$315,374		$302,074

The Company retained the subordinate bonds and these bonds had a fair market value of $35.5 million at June 30, 2023. The retained Arroyo 2022-2 subordinate bonds are eliminated in consolidation.

Commercial Mortgage-Backed Notes

CSMC 2014 USA

The following table summarizes CSMC 2014 USA's commercial mortgage pass-through certificates at June 30, 2023 (dollars in thousands), which is non-recourse to the Company:

Classes	Principal Balance	Coupon	Fair Value	Contractual Maturity
Class A-1	$120,391	3.3%	$101,120	9/11/2025
Class A-2	531,700	4.0%	458,329	9/11/2025
Class B	136,400	4.2%	109,843	9/11/2025
Class C	94,500	4.3%	72,535	9/11/2025
Class D	153,950	4.4%	111,258	9/11/2025
Class E	180,150	4.4%	97,328	9/11/2025
Class F	153,600	4.4%	61,965	9/11/2025
Class X-1(1)	n/a	0.5%	5,717	9/11/2025
Class X-2(1)	n/a	—%	1,215	9/11/2025
	$1,370,691		$1,019,310

(1) Class X-1 and X-2 are interest-only classes with notional balances of $652.1 million and $733.5 million as of June 30, 2023, respectively.

The above table does not reflect the portion of the Class F bond held by the Company because the bond is eliminated in consolidation. The Company's ownership interest in the Class F bonds represents a controlling financial interest, which resulted in consolidation of the trust. The bond had a fair market value of $6.0 million at June 30, 2023. The securitized debt of the CSMC USA can only be settled with the commercial loan with an outstanding principal balance of approximately $1.4 billion at June 30, 2023, that serves as collateral for the securitized debt and is non-recourse to the Company.

Derivatives Activity

    The following table summarizes the Company’s derivative instruments at June 30, 2023 (dollars in thousands):

Other Derivative Instruments	Notional Amount	Fair Value
Interest rate swaps, asset	$—	$—
Credit default swaps, asset	$—	$—
TBA securities, asset	—	—
Other derivative instruments, assets		—

Interest rate swaps, liability	$82,000	$(68)
Credit default swaps, liability	—	—
TBA securities, liability	—	—
Total other derivative instruments, liabilities		(68)
Total other derivative instruments, net		$(68)

DIVIDEND

For the quarter ended June 30, 2023, the Company declared a $0.35 dividend per share, generating a dividend yield of approximately 15.8% based on the closing price of the Company's common stock of $8.87 on June 30, 2023.

CONFERENCE CALL

The Company will host a conference call with a live webcast tomorrow, August 9, 2023 at 12:00 p.m. Eastern Time/9:00 a.m. Pacific Time, to discuss financial results for the second quarter 2023.

Individuals interested in listening to the conference call may do so by dialing (866) 235-9914 from the United States, or (412) 902-4115 from outside the United States and referencing “Western Asset Mortgage Capital Corporation.” Those interested in listening to the conference call live via the Internet may do so by visiting the Investor Relations section of the Company’s website at www.westernassetmcc.com.

The Company is enabling investors to pre-register for the earnings conference call so that they can expedite their entry into the call and avoid the need to wait for a live operator. In order to pre-register for the call, investors can visit https://dpregister.com/sreg/10181420/fa0f39cc68 and enter in their contact information. Investors will then be issued a personalized phone number and pin to dial into the live conference call. Individuals can pre-register any time prior to the start of the conference call tomorrow.

A telephone replay will be available through August 14, 2023 by dialing (877) 344-7529 from the United States, or (412) 317-0088 from outside the United States, and entering conference ID 5150535. A webcast replay will be available for 90 days.

ABOUT WESTERN ASSET MORTGAGE CAPITAL CORPORATION

Western Asset Mortgage Capital Corporation is a real estate investment trust that invests in, acquires and manages a diverse portfolio of assets consisting of Residential Whole Loans, Non-Agency RMBS and to a lesser extent GSE Risk Transfer Securities, Commercial Loans, Non-Agency CMBS, Agency RMBS, Agency CMBS and ABS. The Company’s investment strategy may change, subject to the Company’s stated investment guidelines, and is based on its manager Western Asset Management Company, LLC's perspective of which mix of portfolio assets it believes provide the Company with the best risk-reward opportunities at any given time. The Company is externally managed and advised by Western Asset Management Company, LLC, an investment advisor registered with the Securities and Exchange Commission and a wholly-owned subsidiary of Franklin Resources, Inc. Please visit the Company’s website at www.westernassetmcc.com.

FORWARD-LOOKING STATEMENTS

This press release contains statements that constitute “forward-looking statements.” For these statements, the Company claims the protections of the safe harbor for forward-looking statements contained in such sections. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the Company’s control.

Operating results are subject to numerous conditions, many of which are beyond the control of the Company, including, without limitation changes in interest rates, changes in the yield curve, changes in prepayment rates, the availability and terms of financing, general economic conditions, market conditions, conditions in the market for mortgage related investments, and legislative and regulatory changes that could adversely affect the business of the Company.

Other factors are described in Risk Factors section of the Company’s annual report on Form 10-K for the period ended December 31, 2022 filed with the Securities and Exchange Commission (“SEC”). The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

USE OF NON-GAAP FINANCIAL INFORMATION

In addition to the results presented in accordance with GAAP, this release includes certain non-GAAP financial information, including Distributable Earnings, Distributable Earnings per share, Economic return on book/economic value, and certain financial metrics derived from non-GAAP information, such as weighted average yield, including IO securities; weighted average effective cost of financing, including swaps; weighted average net interest margin, including IO securities and swaps, which constitute non-GAAP financial measures within the meaning of Regulation G promulgated by the SEC. We believe that these measures presented in this release, when considered together with GAAP financial measures, provide information that is useful to investors in understanding our borrowing costs and net interest income, as viewed by us. An analysis of any non-GAAP financial measure should be made in conjunction with results presented in accordance with GAAP.

Investor Relations Contact:	Media Contact:
Larry Clark	Tricia Ross
Financial Profiles, Inc.	Financial Profiles, Inc.
(310) 622-8223	(310) 622-8226
lclark@finprofiles.com	tross@finprofiles.com

-Financial Tables to Follow-

Western Asset Mortgage Capital Corporation and Subsidiaries
Consolidated Balance Sheets
(in thousands—except share and per share data)
(Unaudited)

(dollars in thousands)	June 30, 2023	March 31, 2023
Assets:
Cash and cash equivalents	$17,375	$16,149
Restricted cash	—	—
Agency mortgage-backed securities, at fair value ($278 and $271 pledged as collateral, at fair value, respectively)	838	837
Non-Agency mortgage-backed securities, at fair value ($73,572 and $78,093 pledged as collateral, at fair value, respectively)	82,686	87,133
Other securities, at fair value ($15,375 and $23,623 pledged as collateral, at fair value, respectively)	16,615	24,857
Residential Whole Loans, at fair value ($1,036,385 and $1,073,257 pledged as collateral, at fair value, respectively)	1,037,381	1,074,417
Residential Bridge Loans, at fair value (None and none pledged as collateral, at fair value, respectively)	2,782	2,782
Securitized commercial loans, at fair value	1,025,321	1,088,224
Commercial Loans, at fair value ($66,059 and $65,692 pledged as collateral, at fair value, respectively)	78,806	79,182
Investment related receivable	8,806	8,980
Interest receivable	10,895	11,185
Due from counterparties	1,302	17,283
Derivative assets, at fair value	—	—
Other assets	4,542	3,366
Total Assets (1)	$2,287,349	$2,414,395

Liabilities and Stockholders’ Equity:
Liabilities:
Repurchase agreements, net	$147,860	$171,290
Convertible senior unsecured notes, net	84,341	83,932
Securitized debt, net ($1,629,629 and $1,713,455 at fair value and $115,793 and $126,313 held by affiliates, respectively)	1,944,906	2,039,353
Interest payable (includes $635 and $652 on securitized debt held by affiliates, respectively)	10,216	12,139
Due to counterparties	—	—
Derivative liability, at fair value	68	121
Accounts payable and accrued expenses	5,246	3,140
Payable to affiliate	3,878	2,920
Dividend payable	2,113	2,113
Other liabilities	—	22
Total Liabilities (2)	2,198,628	2,315,030

Commitments and contingencies

Stockholders’ Equity:
Common stock: $0.01 par value, 50,000,000 shares authorized, 6,038,012 and 6,038,012 outstanding, respectively	60	60
Preferred stock, $0.01 par value, 10,000,000 shares authorized and no shares outstanding	—	—
Treasury stock, at cost, 57,981 and 57,981 shares held, respectively	(1,665)	(1,665)
Additional paid-in capital	919,511	919,368
Retained earnings (accumulated deficit)	(829,193)	(818,405)
Total Stockholders’ Equity	88,713	99,358
Non-controlling interest	8	7
Total Equity	88,721	99,365
Total Liabilities and Equity	$2,287,349	$2,414,395

Western Asset Mortgage Capital Corporation and Subsidiaries
Consolidated Balance Sheets (Continued)
(in thousands—except share and per share data)
(Unaudited)

(dollars in thousands)	June 30, 2023	March 31, 2023
(1) Assets of consolidated VIEs included in the total assets above:
Cash and cash equivalents	$—	$—
Restricted Cash	—	—
Residential Whole Loans, at fair value ($1,036,385 and $1,073,257 pledged as collateral, at fair value, respectively)	1,037,381	1,074,417
Residential Bridge Loans, at fair value ($0 and $0 pledged as collateral, at fair value, respectively)	2,782	2,782
Securitized commercial loans, at fair value	1,025,321	1,088,224
Commercial Loans, at fair value (None and none pledged as collateral, at fair value, respectively)	12,747	13,490
Investment related receivable	8,760	8,934
Interest receivable	9,798	10,099
Other assets	—	—
Total assets of consolidated VIEs	$2,096,789	$2,197,946

(2) Liabilities of consolidated VIEs included in the total liabilities above:
Securitized debt, net ($1,629,629 and $1,713,455 at fair value and $115,793 and $126,313 held by affiliates, respectively)	$1,944,906	$2,039,353
Interest payable (includes $635 and $652 on securitized debt held by affiliates, respectively)	7,971	8,227
Accounts payable and accrued expenses	60	60
Other liabilities	—	—
Total liabilities of consolidated VIEs	$1,952,937	$2,047,640

Western Asset Mortgage Capital Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands—except share and per share data)
 (Unaudited)

	Three months ended
(dollars in thousands)	June 30, 2023	March 31, 2023
Net Interest Income
Interest income	$40,222	$40,857
Interest expense	36,212	36,502
Net Interest Income	4,010	4,355

Other Income (Loss)
Realized gain (loss), net	(1,099)	(82,818)
Unrealized gain (loss), net	(6,854)	90,316
Gain (loss) on derivative instruments, net	1,014	(950)
Other, net	186	57
Other Income (Loss)	(6,753)	6,605

Expenses
Management fee to affiliate	958	976
Other operating expenses	293	286
Transaction costs	1,989	643
General and administrative expenses:
Compensation expense	504	511
Professional fees	1,550	1,415
Other general and administrative expenses	605	549
Total general and administrative expenses	2,659	2,475
Total Expenses	5,899	4,380

Income (loss) before income taxes	(8,642)	6,580
Income tax provision (benefit)	(12)	12
Net income (loss)	(8,630)	6,568
Net (loss) income attributable to non-controlling interest	3	1
Net income (loss) attributable to common stockholders and participating securities	$(8,633)	$6,567

Net income (loss) per Common Share – Basic	$(1.44)	$1.07
Net income (loss) per Common Share – Diluted	$(1.44)	$1.07

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Distributable Earnings
(in thousands—except share and per share data)
(Unaudited)

The table below reconciles Net Income (Loss) to Distributable Earnings for the three months ended June 30, 2023, and March 31, 2023:

	Three months ended
(dollars in thousands)	June 30, 2023	March 31, 2023
Net income (loss) attributable to common stockholders and participating securities	$(8,633)	$6,567
Income tax provision (benefit)	(12)	12
Net income (loss) before income taxes	(8,645)	6,579

Adjustments:
Investments:
Unrealized (gain) loss on investments, securitized debt and other liabilities	6,854	(90,316)
Realized (gain) loss on sale of investments	1,099	82,818
One-time transaction costs	1,987	640

Derivative Instruments:
Net realized (gain) loss on derivatives	(184)	2,184
Net unrealized (gain) loss on derivatives	(54)	(3)

Other:
Realized (gain) loss on extinguishment of convertible senior unsecured notes	—	—
Amortization of discount on convertible senior unsecured notes	171	172
Non-cash stock-based compensation	100	100
Total adjustments	9,973	(4,405)
Distributable earnings	$1,328	$2,174
Basic and diluted distributable earnings per common share and participating securities	$0.22	$0.36
Basic weighted average common shares and participating securities	6,038,012	6,038,012
Diluted weighted average common shares and participating securities	6,038,012	6,038,012

Alternatively, our Distributable Earnings can also be derived as presented in the table below by starting net interest income adding interest income on Interest-Only Strips accounted for as derivatives and other derivatives, and net interest expense incurred on interest rate swaps and foreign currency swaps and forwards (a Non-GAAP financial measure) to arrive at adjusted net interest income. Then subtracting total expenses, adding non-cash stock based compensation, adding one-time transaction costs, adding amortization of discount on convertible senior notes and adding interest income on cash balances and other income (loss), net:

	Three months ended
(dollars in thousands)	June 30, 2023	March 31, 2023
Net interest income	$4,010	$4,355
Interest income from IOs and IIOs accounted for as derivatives	10	11
Net interest income from interest rate swaps	766	1,220
Adjusted net interest income	4,786	5,586
Total expenses	(5,899)	(4,380)
Non-cash stock-based compensation	100	100
One-time transaction costs	1,987	640
Amortization of discount on convertible unsecured senior notes	171	172
Interest income on cash balances and other income (loss), net	186	57
Income attributable to non-controlling interest	(3)	(1)
Distributable Earnings	$1,328	$2,174

Reconciliation of GAAP Book Value to Non-GAAP Economic Book Value
(in thousands—except share and per share data)
(Unaudited)

(dollars in thousands)	$ Amount	Per Share
GAAP Book Value at March 31, 2023	$99,358	$16.46
Common dividend	—	(0.35)
	99,358	16.11
Portfolio Income (Loss)
Net Interest Margin	4,973	0.82
Realized gain (loss), net	(916)	(0.15)
Unrealized gain (loss), net	(6,803)	(1.13)
Net portfolio income (loss)	(2,746)	(0.46)

Operating expenses	(3,239)	(0.54)
Transaction costs	—	—
General and administrative expenses, excluding equity based compensation	(2,559)	(0.42)
Provision for taxes	12	—
GAAP Book Value at June 30, 2023	$88,713	$14.69

Adjustments to deconsolidate VIEs and reflect the Company's interest in the securities owned
Arroyo 2019-2	10,244	1.70
Arroyo 2020-1	13,358	2.20
Arroyo 2022-1	(188)	(0.03)
Arroyo 2022-2	(146)	(0.02)
Economic Book Value at June 30, 2023	$111,981	$18.54

Adjustments to deconsolidate VIEs and reflect the Company's interest in the securities owned
Deconsolidation of VIEs assets	(2,075,179)	(343.68)
Deconsolidation VIEs liabilities	1,952,893	323.43
Interest in securities of VIEs owned, at fair value	145,554	24.11
Economic Book Value at June 30, 2023	$111,981	$18.54

"Economic Book value" is a non-GAAP financial measure of our financial position on an unconsolidated basis. The Company owns certain securities that represent a controlling variable interest, which under GAAP requires consolidation, however, the Company's economic exposure to these variable interests is limited to the fair value of the individual investments. Economic book value is calculated by adjusting the GAAP book value by 1) adding the fair value of the retained interest or acquired security of the VIEs (CSMC USA, Arroyo 2019-2, Arroyo 2020-1, Arroyo 2022-1, and Arroyo 2022-2) held by the Company, which were priced by independent third party pricing services and 2) removing the asset and liabilities associated with each of consolidated trusts (CSMC USA, Arroyo 2019-2, Arroyo 2020-1, Arroyo 2022-1, and Arroyo 2022-2). Management believes that economic book value provides investors with a useful supplemental measure to evaluate our financial position as it reflects the actual financial interest of these investments irrespective of the variable interest consolidation model applied for GAAP reporting purposes. Economic book value does not represent and should not be considered as a substitute for Stockholders' Equity, as determined in accordance with GAAP, and our calculation of this measure may not be comparable to similarly titled measures reported by other companies.

Reconciliation of Effective Cost of Funds
(in thousands—except share and per share data)
(Unaudited)

The following table reconciles the Effective Cost of Funds (Non-GAAP financial measure) with interest expense for three months ended June 30, 2023, and March 31, 2023:

	Three months ended
	June 30, 2023		March 31, 2023
(dollars in thousands)	Reconciliation	Cost of Funds/Effective Borrowing Costs	Reconciliation	Cost of Funds/Effective Borrowing Costs
Interest expense	$36,212	5.80%	$36,502	5.73%
Adjustments:
Interest expense on Securitized debt from consolidated VIEs(1)	(21,601)	(6.72)%	(21,436)	(6.78)%
Net interest (received) paid - interest rate swaps	(766)	(0.12)%	(1,220)	(0.19)%
Effective Cost of Funds	$13,845	4.58%	$13,846	4.31%
Weighted average borrowings	$1,213,384		$1,302,345